PILGRIM'S PRIDE CORPORATION

  THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SECURED CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

The Lenders From Time to Time Parties
to the Credit Agreement Described Below

Ladies and Gentlemen:

     Reference  is  hereby made to that certain Second Amended and Restated
Secured Credit Agreement  dated  as  of  November  5, 1999, as amended (the
"CREDIT AGREEMENT"), among the undersigned, Pilgrim's  Pride Corporation, a
Delaware corporation (the "COMPANY"), you (the "BANKS")  and  Harris  Trust
and  Savings Bank, as agent for the Banks (the "AGENT").  All defined terms used herein  shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

     The Company,  the  Agent  and  the  Banks now wish to amend the Credit
Agreement to permit optional prepayments of  Eurodollar  Loans and to amend certain  other  covenants  to  the Credit Agreement, all on the  terms  and conditions and in the manner set forth in this Amendment.

1.   AMENDMENTS.

     Upon satisfaction of all of  the  conditions  precedent  set  forth in
Section 2 hereof, the Credit Agreement shall be amended as follows:

   1.1.  Section  3.3  of the Credit Agreement shall be amended to read  as follows:

          "SECTION 3.3.  OPTIONAL  PREPAYMENTS   (a)   DOMESTIC RATE LOANS.
     The Company shall have the privilege of prepaying without  premium  or penalty  and  in  whole  or in part (but if in part, then in a minimum principal amount of $2,500,000  or  such  greater  amount  which is an integral multiple of $100,000) any Domestic Rate Loan at any time upon prior telex or telephonic notice to the Agent on or before 12:00  Noon on the same Business Day.

          (b)  FIXED  RATE  LOANS.  The Company may prepay any borrowing of
     Fixed Rate Loans without  premium  or  penalty, upon telephonic notice
     (which   shall   be  promptly  confirmed  in  writing   by   facsimile
     communication, telex  or  telegraph)  by  no  later  than  11:00  a.m.
     (Chicago  time)  on  the  third Business Day prior to the date of such prepayment from the Company  to  the Agent, such prepayment to be made by  the payment of the principal amount  to  be  prepaid  and  accrued interest  thereon and any compensation required by Section 9.4 hereof, if applicable; PROVIDED, HOWEVER, that any such prepayment shall be in a principal  amount  of no less than $3,000,000 or such greater amount which is an integral multiple  of  $1,000,000, and after giving effect to any such prepayment the outstanding  principal  amount  of any such borrowing  of Eurodollar Loans or CD Rate Loans prepaid in part  shall not be less  than  $3,000,000  or  such  greater  amount  which  is an integral multiple of $1,000,000.

          (c) Any amount prepaid under the Revolving Credit may, subject to the  terms  and  conditions of this Agreement, be borrowed, repaid and borrowed again."

   1.2.  Section 7.29 of  the  Credit Agreement shall be amended to read as follows:

          "SECTION 7.29. NEW SUBSIDIARIES.   The Company will not, directly
     or  indirectly, create or acquire in any Fiscal  Year  any  Subsidiary unless  (a)  after  giving effect to any such creation or acquisition, the total assets (determined  in  accordance  with  generally accepted accounting principles, consistently applied) of all such  Subsidiaries would  not  exceed  5%  of  the  Total  Assets of the Company and  its
     Subsidiaries, and (b) all Inventory of such  Subsidiaries  (other than any  such  Subsidiaries  that  are  organized  under  the  laws of any jurisdiction  other than the United States of America, any State,  the
     District of Columbia  or Puerto Rico) are pledged to the Agent for the benefit of the Banks pursuant  to  a  security agreement substantially identical to the Security Agreement."

   1.3.  The  Required  Banks hereby agree that  the  Company  may  form  a wholly-owned Subsidiary under  the  laws  of  the  State of Nevada ("NEVADA
CO.") without granting the Agent a security interest  in  its  inventory as required  by Section 7.29(b) of the Credit Agreement, PROVIDED THAT  Nevada
Co. shall own no Inventory unless it first complies with Section 7.29(b).

   1.4.  The  Required  Banks hereby waive the requirements of Section 3(b)
of the Security Agreement  with  respect  to  the Inventory acquired by the
Company as a result of the merger of WLR with and into the Company.

2.   CONDITIONS PRECEDENT.

     The effectiveness of the Amendment is subject  to  the satisfaction of all of the following conditions precedent:

   2.1.  The  Company  and  each  of  the  Banks  shall have executed  this
Amendment (such execution may be in several counterparts  and  the  several parties hereto may execute on separate counterparts).

   2.2.  Each of the representations and warranties set forth in Section  5 of the Credit Agreement shall be true and correct.

   2.3.  The  Company shall be in full compliance with all of the terms and conditions of the  Credit  Agreement  and  no Event of Default or Potential
Default shall have occurred and be continuing  thereunder  or  shall result after giving effect to this Amendment.

3.   REPRESENTATIONS AND WARRANTIES.

   3.1.  The Company, by its execution of this Amendment, hereby represents and warrants the following:

          (a)  each  of  the  representations  and warranties set forth  in
     Section 5 of the Credit Agreement is true and  correct  as of the date hereof,  except  that  the  representations and warranties made  under
     Section 5.3 shall be deemed to  refer to the most recent annual report furnished to the Banks by the Company;

          (b) the Company is in full compliance  with  all of the terms and conditions  of  the  Credit  Agreement  and  no  Event of  Default  or
     Potential Default has occurred and is continuing thereunder; and

         (c) the Company's organizational number is 2101254.

4.   MISCELLANEOUS.

   4.1.  The  Company has heretofore executed and delivered  to  the  Agent that certain Security Agreement Re:  Accounts Receivable, Farm Products and
Inventory dated  as  of May 27, 1993, as amended (the "SECURITY AGREEMENT")
and the Company hereby  agrees that the Security Agreement shall secure all of the Company's indebtedness, obligations and liabilities to the Agent and the Banks under the Credit  Agreement  as  amended  by this Amendment, that notwithstanding the execution and delivery of this Amendment,  the Security
Agreement shall be and remain in full force and effect and that  any rights and remedies of the Agent thereunder, obligations of the Company thereunder and  any  liens  or  security  interests created or provided for thereunder shall be and remain in full force  and  effect  and  shall not be affected, impaired  or  discharged thereby.  Nothing herein contained  shall  in  any manner affect or  impair  the  priority of the liens and security interests created and provided for by the  Security  Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

   4.2.  Except as specifically amended herein the Credit Agreement and the
Notes  shall continue in full force and effect  in  accordance  with  their
original  terms.   Reference to this specific Amendment need not be made in
any note, document,  letter,  certificate, the Credit Agreement itself, the
Notes, or any communication issued  or  made pursuant to or with respect to
the  Credit  Agreement,  any  reference  to  the   Credit  Agreement  being
sufficient to refer to the Credit Agreement as amended hereby.

   4.3.  The  Company agrees to pay all out-of-pocket  costs  and  expenses incurred by the  Agent  and  Banks  in  connection  with  the  preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the fees and expenses of Messrs. Chapman and
Cutler.

   4.4.  This Amendment may be executed in any number of counterparts,  and by  the  different  parties  on  different counterparts, all of which taken together shall constitute one and  the  same Agreement.  Any of the parties hereto may execute this Amendment by signing  any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.

   4.5.  (A)  THIS  AMENDMENT  AND THE RIGHTS AND  DUTIES  OF  THE  PARTIES
HERETO, SHALL BE CONSTRUED AND DETERMINED  IN  ACCORDANCE WITH THE INTERNAL
LAWS  OF  THE  STATE  OF  ILLINOIS,  EXCEPT  TO  THE  EXTENT   PROVIDED  IN
SECTION 4.5(b) HEREOF AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED
STATES OF AMERICA MAY OTHERWISE APPLY.

    (b)  NOTWITHSTANDING ANYTHING IN SECTION 4.5(a) HEREOF TO THE CONTRARY,
NOTHING  IN  THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, OR THE  OTHER
LOAN DOCUMENTS  SHALL  BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH
THE COMPANY, THE AGENT OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK
ACT OR OTHER APPLICABLE FEDERAL LAW.

                                   - 1 -


Dated as of September ___, 2001.

                                 PILGRIM'S PRIDE CORPORATION

                                 By
                                   Its

     Accepted and Agreed to as of the day and year last above written.

                                 HARRIS TRUST AND SAVINGS BANK individually
                                   and as Agent

                                 By
                                   Its

                                 U.S. BANCORP AG CREDIT, INC.

                                 By
                                   Its

                                 COBANK, ACB

                                 By
                                   Its

                                 SUNTRUST BANK (formerly known as SunTrust
                                   Bank, Atlanta)

                                 By
                                   Its

                                 CREDIT AGRICOLE INDOSUEZ

                                 By
                                   Its

                                 By
                                   Its